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                                  EXHIBIT 99.1
           ATWOOD OCEANICS, INC. AND SUBSIDIARIES FLEET STATUS REPORT
                               AS OF JUNE 6, 2007

As used herein, "we", "us", and "our" refers to Atwood Oceanics, Inc. and its subsidiaries, except where the context indicates otherwise. Statements contained in this Fleet Status Report, including information regarding our estimated rig availability, contract duration, future dayrates, future daily operating costs, future effective tax rates, customer or contract status are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including: our dependence on the oil and gas industry; the risks involved in upgrade, repair and construction of our rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; risks associated with a possible disruption in operations due to the war with Iraq and governmental regulations and environmental matters. A list of additional risk factors can be found in our annual report on Form 10-K for the year ended September 30, 2006, filed with the Securities and Exchange Commission. All information in this Fleet Status Report is as of the date indicated above. We undertake no duty to update the content of this Fleet Status Report or any forward-looking statement contained herein to conform the statement to actual results or to reflect changes in our expectations.

CHANGES WILL BE HIGHLIGHTED IN YELLOW
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                                                                                            UNAUDITED
                                                                          ESTIMATED        AVERAGE PER
               RATED                                     ESTIMATED        CONTRACT         DAY OPERATING      ADDITIONAL
 RIG NAME      WATER    LOCATION     CUSTOMER            CONTRACT END     DAYRATE           COSTS (NOT         COMMENTS
               DEPTH                                     DATE                             INCLUDING TAX)
                                                                                           FOR THE THREE
                                                                                            MONTHS ENDED
                                                                                             APRIL 30,
                                                                                            2007/MONTH
                                                                                            ENDED APRIL
                                                                                           30, 2007 ONLY
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SEMISUBMERSIBLES:

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
ATWOOD         5000'    Australia    BHP BILLITON        FIRM WORK -      3 wells at       $98,000/112,000    Wells are subject
EAGLE                                PETROLEUM PTY       (6 wells         approximately                       to a change in
                                     ("BHPB")            remaining        $160,000                            sequence and a
                                                         including        2 well at                           portion of the
                                                         current          approximately                       dayrate is
                                                         operation)       $170,000                            subject to
                                                         November 2007    1 well at                           some change due to
                                                                          approximately                       currency exchange
                                                                          $150,000                            rate variance.
                                                                          (expected to be
                                                                          drilled in
                                                                          June/July 2007)
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                                       1

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                        Australia    BHPB                OPTIONS -        Approximately    N/A                A portion of the
                                                         (2 wells)        $170,000                            dayrate is
                                                         January 2008 if                                      subject to some
                                                         the two remaining                                    change due to
                                                         option wells are                                     currency exchange
                                                         drilled.                                             rate variance.

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                        Australia    ENI Spa AGIP        FIRM WORK -       $360,000        N/A                We expect the
                                     EXPLORATION &       (1 well)                                             well to take 40
                                     PRODUCTION          February/March 2008                                  to 45 days to
                                     DIVISION ("ENI")    (assuming that  the                                  complete.
                                                         two above option
                                                         wells are drilled)


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                        Australia    WOODSIDE            FIRM WORK -       $405,000        N/A                A portion of the
                                     ENERGY LTD          (2 years)                                            dayrate is
                                     ("WOODSIDE")        March 2010                                           subject to some
                                                         (assuming that the                                   change due to
                                                         two above option                                     currency exchange
                                                         wells are drilled)                                   rate variance.


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                        Australia    N/A                 N/A               N/A             N/A                The rig is
                                                                                                              expected to incur
                                                                                                              ten to fourteen
                                                                                                              zero rate days
                                                                                                              during the first
                                                                                                              or second quarter
                                                                                                              of fiscal year
                                                                                                              2008 for required
                                                                                                              regulatory
                                                                                                              inspections and
                                                                                                              planned
                                                                                                              maintenance.



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



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ATWOOD HUNTER  5,000'   Mauritania/  WOODSIDE            FIRM WORK -       $240,000        $70,000/75,000     The rig is
                        Libya                            April/May 2008    (Mauritania)                       currently working
                                                                           $245,000                           offshore Libya.
                                                                           (Libya)



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                        TBD          WOODSIDE            OPTIONS -         TBD             N/A
                                                         Two (2)
                                                         six-month
                                                         options.
                                                         April/May
                                                         2009, if
                                                         exercised at
                                                         negotiated
                                                         market rate.
                                                         (Agreement has
                                                         to be executed
                                                         by November
                                                         2007)



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                        TBD          N/A                 N/A               N/A             N/A                The rig could
                                                                                                              incur around five
                                                                                                              to ten zero rate
                                                                                                              days during the
                                                                                                              fourth quarter of
                                                                                                              fiscal year 2007
                                                                                                              for upgrades and
                                                                                                              planned
                                                                                                              maintenance.
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ATWOOD FALCON  5,000'   Malaysia     SARAWAK SHELL       FIRM WORK -       $113,000        $49,000/51,000   (The $24 million Shell
                                     BERHAD ("SHELL")    July 10, 2007                                       reimbursement is
                                                                                                             being amortized
                                                                                                             as revenues over
                                                                                                             the remaining
                                                                                                             firm contract
                                                                                                             commitment
                                                                                                             following the
                                                                                                             upgrade (32
                                                                                                             months) which
                                                                                                             will increase
                                                                                                             dayrate revenues
                                                                                                             by approximately
                                                                                                             $24,000.)

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                        Malaysia      SHELL              FIRM WORK -       $160,000/       N/A               Most of the work
                                                         (2 years)         $200,000                          during this
                                                         July 2009         (dayrate                          period is
                                                                           depends on                        expected to be at
                                                                           water depth of                    the $160,000
                                                                           each well)                        dayrate level.

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                        Malaysia      SHELL              OPTION -          TBD             N/A
                                                         (1 year)
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



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ATWOOD         2,000'   Bulgaria      MELROSE RESOURCES  FIRM WORK -       $155,000       $49,000/55,000
SOUTHERN                              ("MELROSE")        Late June 2007
CROSS
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                        Turkey        TURKIYE PETROLLERI FIRM WORK -       $290,000        N/A
                                      A.O. ("TPAO")      (3 wells)
                                                         Early
                                                         November 2007

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                        Bulgaria      MELROSE            FIRM WORK -       $145,000        N/A
                                                         (2 wells)
                                                         Early January
                                                         2008

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                        Bulgaria      MELROSE            FIRM WORK -       $380,000        N/A
                                                         (1 well)
                                                         February 2008

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                        Turkey        TPAO               FIRM WORK -       $320,000        N/A
                                                         (1 well)
                                                         March 2008

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                        TBD           N/A                N/A               N/A             N/A               The rig could
                                                                                                             incur five to
                                                                                                             ten zero rate
                                                                                                             days during the
                                                                                                             fourth quarter
                                                                                                             of fiscal year
                                                                                                             2007 for
                                                                                                             regulatory
                                                                                                             inspections.
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



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CANTILEVER JACK-UPS:

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ATWOOD BEACON  400'     India         GUJARAT STATE      FIRM WORK -       $113,000        $38,000/37,000
                                      PETROLEUM          January 2008
                                      CORPORATION LTD
                                      ("GSPC")


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                        India         GSPC               FIRM WORK -       $133,500        N/A
                                                         (12 months)
                                                         January 2009

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                        India         GSPC               OPTIONS - (1      TBD             N/A
                                                         year)

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VICKSBURG      300'     Thailand      CHEVRON OVERSEAS   FIRM WORK -       $94,500         $32,000/33,000
                                      PETROLEUM          June 2007
                                      ("CHEVRON")


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                        Thailand      CHEVRON            FIRM WORK -       $154,000        N/A
                                                         (2 years)
                                                         June 2009


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                        Thailand      N/A                N/A               N/A             N/A               The rig is expected to
                                                                                                             incur ten to fourteen
                                                                                                             zero rate days during
                                                                                                             the last quarter of
                                                                                                             fiscal year 2007
                                                                                                             for required regulatory
                                                                                                             inspections.

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


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SEMISUBMERSIBLE TENDER ASSIST UNIT:

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SEAHAWK        1,800'   Equatorial    AMERADA HESS       FIRM WORK -       $71,900         $79,000/79,000    Contract
                        Guinea        EQUATORIAL         September 2008    (plus                             provides for
                                      GUINEA, INC.                         approximately                     dayrate
                                      ("HESS")                             $19,000 of                        increases based
                                                                           amortized per                     upon certain
                                                                           day revenue.)                     cost escalations as
                                                                                                             well as an
                                                                                                             approximately $15,000
                                                                                                             per day reduction
                                                                                                             during periods when
                                                                                                             the rig is being
                                                                                                             relocated to a new
                                                                                                             drilling site.

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                        Equatorial    HESS               OPTIONS -         $71,900         N/A               Dayrate subject
                        Guinea                           (2 years)                                           to increase due
                                                         September                                           to contract cost
                                                         2010                                                escalations.
                                                         (if all four
                                                         six-month
                                                         options are
                                                         exercised)

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SUBMERSIBLE:

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RICHMOND       70'      US Gulf of    HELIS OIL & GAS    FIRM WORK -       $80,000         $37,000/36,000
                        Mexico        ("HELIS")          October 2007

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                        US Gulf of    N/A                N/A               N/A             N/A               The rig could
                        Mexico                                                                               incur fourteen to
                                                                                                             twenty-one rate days
                                                                                                             during the fourth
                                                                                                             quarter of fiscal year
                                                                                                             2007 or the first or
                                                                                                             second quarter of
                                                                                                             fiscal year 2008
                                                                                                             for required
                                                                                                             regulatory inspections
                                                                                                             and planned
                                                                                                             maintenance.
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

NOTE - EXPECTED TAX RATE

         1) The effective tax rate for fiscal year 2007 is now expected to be around 15%. Virtually all of the Company's expected tax provision for fiscal year 2007 relates to taxes in foreign jurisdictions. Working in foreign jurisdictions with nontaxable or deemed profit tax systems contribute to the effective tax rate being significantly less than the United States statutory rate.

2) Other Drilling Costs in Addition to the Above Rig Costs -

          PER DAY FOR APRIL 2007         $17,000



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